Exhibit 99.1

Investor Presentation August 1, 2006

INVESTools Investor Education Cautionary Statements All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe”, “intend,” “expect”, “may”, “could”, “would”, “will”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or similar statements.  Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However,  a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time INVESTools’  SEC filings. The forward-looking statements are made only as of the date hereof and the Company assumes no obligation to publicly update or revise the forward-looking statements whether as a result of new information, future events, or otherwise. INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment advisor or otherwise a provider of investment advice or investment recommendations. 2

INVESTools Investor Education Non-GAAP Financial Disclosures The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, other non-cash items and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company.  Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. 3

Approximately 248,000 graduates have successfully completed our core courses 4 INVESTools Investor Education Mission Educating investors by providing them with the service and support they need to successfully achieve their financial goals. Integration of investing approaches, web-based tools and live and online learning and support all designed to ensure ongoing alumni success.

INVESTools Investor Education Financial Summary 1.4x 2.0x $358.0 million $0.8 million $59.0 million 518 $132.0 million $77.2 million June 30, 20061.0x 1.2x Enterprise Value / Trailing Sales Transaction Volume 1.3x 1.5x Enterprise Value / Trailing GAAP Revenue $152.9 million $241.7 million Market Capitalization $ – million $0.6 million Debt $26.8 million $33.4 million Cash, Marketable Securities & Restricted Cash 374 486 Employees $122.6 million $176.2 million Sales Transaction Volume $97.2 million $138.6 million GAAP Revenue December 31, 2004 December 31, 20055 For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. Debt reflects a capital lease obligation. Enterprise value is defined as market capitalization less cash, marketable securities and restricted cash. Trailing GAAP revenue and trailing sales transaction volume are based on trailing four quarters. YEAR TO DATE ENDING YEAR ENDED YEAR ENDED

You Can’t Rely on Your Company Over 101,000 pension plans have been terminated since 1986 You Can’t Rely on Your Government In 1950 16 workers supported every one beneficiary of Social Security – today it’s 3.3 You’re Expected to Rely on Yourself Today 61% of all retirement assets are held in 401ks and IRAs Investor Education A 30 Year Trend 6 Source: Pension Benefit Guaranty Corporation Source: whitehouse.gov Source: Employee Benefit Research Institute

Investor Education A Substantial Category Total potential households 27 million 58% of investors do not rely on professional advisors 68% of investors use the internet for financial related purposes 57 million households own equities 7 Source: SIA & ICI

8 Source: Forrester’s Consumer Technographics® 2005 North American Benchmark Study 30 million households have assets between $100k and $1mm (33% of US population) They control 39% of all US retail assets, or $12 trillion They’re seeking guidance about how to plan for retirement 65% are preparing for retirement but only 27% have an adviser Nine out of ten Mass Affluents manage their own 401k INVESTools Leadership The Self-Directed Mass Affluent Investor

Average Age 49 years old HHI $123,000 Assets $499k Male 76% Employed 81% Student Demographics Demographics broken down by package Associate Master PHD 48 years old 47 years old 48 years old$114,000 $125,000 $149,000$488k $456k $651k72% 72% 70%79% 87% 85% 9 Source: INVESTools Primary Research INVESTools Leadership Attracting High Quality Customers

The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999 Committed to Leadership Highest Quality Tools & Services 10

Marketing site traffic 253,723 unique visitors/month Subscription site traffic 144,231 unique visitors/month Average time spent on subscription site 23 minutes 22 seconds — #6 in business and information, stocks and shares, according to Hitwise® Approximately 130 user groups of varied size (5 to 800 per group) on Yahoo! Groups and MSN Groups 93% of users are willing to refer a friend to INVESTools INVESTools Leadership Substantial Marketing Impact 11 Best in class agency partners Substantial marketing reach 2 million unique households a month see our TV ads Serving over 90 million advertising impressions a month Active User Groups Site Activity* *Based on Q2 average

Online Content Distribution Brokerage Services Events Business Distribution Data Providers Committed to Leadership Highest Quality Partnerships 12

INVESTools® INVESTOR EDUCATION
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# Committed to Leadership
## Continued Product Innovation


onlinecourse

- 51% of sales in the quarter come from products launched in the past 3 years

### Events Business

| | |
|---|---|
| Telephone Coaching | 2002 |
| Continuing Education (Associate) | 2003 |
| Continuing Education (Masters, PHD) | 2004 |
| Currency Trading | 2005 |
| Active Investing Series | 2005 |
| Active Investing Talk | 2005 |
| Personal Instruction | Q3/2006 |

### Online Business

| | |
|---|---|
| Online Webinars | 2005 |
| 5 Step Investing Formula Online | 2005 |
| Basic Options Online | Q1/2006 |
| Advanced Options Online | Q1/2006 |
| Currency Trading Online | Q1/2006 |
| Advanced Technical Analysis Online | Q2/2006 |
| Trading Rooms | Q2/2006 |
| Masters Talk | Q2/2006 |
| Advanced Currency Trading Online | Q3/2006 |
| Personal Instruction | Q3/2006 |
| Interactive: Stocks & Options Online | Q3/2006 |

INVESTools Leadership Robust Learning Formats 14

PREREQUISITE for all continuing education programs is the 5-Step Investing Formula course. Advanced students may purchase individual components of Continuing Education Programs at higher prices. INVESTools CONTINUING EDUCATION PROGRAMS15

INVESTools Investor Education Growing Graduate Base16 – Includes students who graduated from both the 5-Step Investing and Currency Trader courses. 50,500 25,400 17,900 14,700 23,200 10,400 64,200 15,900 15,100 24,700

INVESTools Investor Education Active Subscriber Base 17 – Quarterly numbers beginning in 2005 include Prophet.Net subscribers.

Financial Excellence – Improving the Mix of Graduates from the INVESTools Brand 18 – Includes students who graduated from both the 5-Step Investing and Currency Trader courses.

Financial Excellence Growing Sales Transaction Volume 19 – For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. – Quarterly Chart : Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

Financial Excellence – Improving Mix of Continuing Education Products 20 – Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors.

INVESTools® INVESTOR EDUCATION

# Statement of Operations & Adjusted EBITDA

21

| ($ in thousands) | 2004 | Q1-05 | Q2-05 | Q3-05 | Q4-05 | 2005 | Q1-06 | Q2-06 | YTD 2006 |
|---|---|---|---|---|---|---|---|---|---|
| **Total sales transaction volume** | $122,622 | $ 41,891 | $ 45,734 | $ 38,545 | $ 50,000 | $176,170 | $ 58,661 | $ 73,359 | $132,020 |
| Change in deferred revenue | (25,453) | (11,267) | (11,572) | (1,526) | (13,184) | (37,549) | (19,880) | (34,963) | (54,843) |
| **GAAP Revenue** | 97,169 | 30,624 | 34,162 | 37,019 | 36,816 | 138,621 | 38,781 | 38,396 | 77,177 |
| **Costs and expenses:** | | | | | | | | | |
| Cost of revenue | 65,659 | 25,380 | 25,211 | 18,254 | 23,316 | 92,161 | 28,699 | 35,851 | 64,550 |
| Selling expense | 24,493 | 8,616 | 9,329 | 9,383 | 10,004 | 37,332 | 11,888 | 12,166 | 24,054 |
| General and administrative expense | 17,843 | 6,047 | 5,915 | 5,439 | 6,781 | 24,182 | 8,075 | 8,611 | 16,686 |
| Special charges | 1,084 | - | 40 | 18 | 1,019 | 1,077 | 366 | 2,624 | 2,990 |
| Total costs and expenses | 109,079 | 40,043 | 40,495 | 33,094 | 41,120 | 154,752 | 49,028 | 59,252 | 108,280 |
| Income (loss) from operations | (11,910) | (9,419) | (6,333) | 3,925 | (4,304) | (16,131) | (10,247) | (20,856) | (31,103) |
| **Other income (expense):** | | | | | | | | | |
| Gain (loss) on sale of assets and other, net | (77) | - | (93) | - | - | (93) | 7 | 3 | 10 |
| Interest income (expense) | 268 | 121 | 166 | 108 | 200 | 596 | 348 | 587 | 935 |
| Total other income (expense) | 191 | 121 | 73 | 108 | 200 | 503 | 355 | 590 | 945 |
| **Net income (loss) before income tax expense** | (11,719) | (9,298) | (6,260) | 4,033 | (4,104) | (15,628) | (9,892) | (20,266) | (30,158) |
| Income tax expense | 8 | 5 | - | (5) | 114 | 114 | 28 | 28 | 56 |
| **Net income (loss) before cumulative effect of accounting change** | (11,727) | (9,303) | (6,260) | 4,038 | (4,218) | (15,742) | (9,920) | (20,294) | (30,214) |
| Cumulative effect of accounting change | - | - | - | - | - | - | 48 | - | 48 |
| **Net income (loss)** | $ (11,727) | $ (9,303) | $ (6,260) | $ 4,038 | $ (4,218) | $ (15,742) | $ (9,872) | $ (20,294) | $ (30,166) |

| ($ in millions) | 2004 | Q1-05 | Q2-05 | Q3-05 | Q4-05 | 2005 | Q1-06 | Q2-06 | YTD 2006 |
|---|---|---|---|---|---|---|---|---|---|
| **GAAP net income (loss)** | $ (11.7) | $ (9.3) | $ (6.3) | $ 4.0 | $ (4.2) | $ (15.7) | $ (9.9) | $ (20.3) | $ (30.2) |
| Add: | | | | | | | | | |
| Depreciation and amortization | 1.0 | 0.5 | 0.6 | 0.6 | 0.9 | 2.7 | 1.1 | 1.2 | 2.3 |
| Other non-cash items | 2.7 | 0.6 | 0.9 | 0.6 | 1.8 | 3.9 | 0.6 | 2.0 | 2.6 |
| Net change in deferred revenue | 25.3 | 11.0 | 11.6 | 1.6 | 12.8 | 37.0 | 19.9 | 35.0 | 54.9 |
| **Adjusted EBITDA** | $ 17.3 | $ 2.8 | $ 6.8 | $ 6.8 | $ 11.3 | $ 27.9 | $ 11.7 | $ 17.9 | $ 29.6 |

INVESTools® INVESTOR EDUCATION

# Sales Transaction & Revenue Breakout by Quarter

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| ($ in thousands) | 2004 | Q1-05 | Q2-05 | Q3-05 | Q4-05 | 2005 | Q1-06 | Q2-06 | YTD 2006 |
|---|---|---|---|---|---|---|---|---|---|
| **Initial education:** | | | | | | | | | |
| Workshops | $ 17,907 | $ 3,819 | $ 4,260 | $ 4,685 | $ 4,322 | $ 17,086 | $ 3,955 | $ 3,268 | $ 7,223 |
| Coaching | 5,891 | 114 | 136 | - | - | 250 | 63 | 79 | 142 |
| Home study / Online courses | 4,659 | 453 | 872 | 2,049 | 3,029 | 6,403 | 5,367 | 4,887 | 10,254 |
| Initial web time | 3,559 | 722 | 731 | 709 | 741 | 2,903 | 840 | 790 | 1,630 |
| Initial education sales transaction volume | 32,016 | 5,108 | 5,999 | 7,443 | 8,092 | 26,642 | 10,225 | 9,024 | 19,249 |
| **Continuing education:** | | | | | | | | | |
| Workshops | 14,896 | 7,439 | 7,652 | 6,047 | 9,422 | 30,560 | 11,271 | 13,232 | 24,503 |
| Coaching | 31,974 | 17,089 | 19,798 | 13,456 | 18,531 | 68,874 | 20,195 | 27,738 | 47,933 |
| Home study / Online courses | 13,284 | 5,568 | 5,291 | 4,286 | 6,184 | 21,329 | 7,796 | 13,311 | 21,107 |
| Renewals | 23,900 | 5,225 | 5,686 | 5,966 | 6,161 | 23,038 | 7,309 | 8,146 | 15,455 |
| Other revenue | 6,552 | 1,462 | 1,308 | 1,347 | 1,610 | 5,727 | 1,865 | 1,908 | 3,773 |
| Continuing education sales transaction volume | 90,606 | 36,783 | 39,735 | 31,102 | 41,908 | 149,528 | 48,436 | 64,335 | 112,771 |
| Total sales transaction volume | 122,622 | 41,891 | 45,734 | 38,545 | 50,000 | 176,170 | 58,661 | 73,359 | 132,020 |
| Change in deferred revenue, net | (25,453) | (11,267) | (11,572) | (1,526) | (13,184) | (37,549) | (19,880) | (34,963) | (54,843) |
| **Total revenue** | $ 97,169 | $ 30,624 | $ 34,162 | $ 37,019 | $ 36,816 | $ 138,621 | $ 38,781 | $ 38,396 | $ 77,177 |
| Initial education sales transaction volume | $ 32,016 | $ 5,108 | $ 5,999 | $ 7,443 | $ 8,092 | $ 26,642 | $ 10,225 | $ 9,024 | $ 19,249 |
| *% of total sales transaction volume* | 26% | 12% | 13% | 19% | 16% | 15% | 17% | 12% | 15% |
| Continuing education sales transaction volume | $ 90,606 | $ 36,783 | $ 39,735 | $ 31,102 | $ 41,908 | $ 149,528 | $ 48,436 | $ 64,335 | $ 112,771 |
| *% of total sales transaction volume* | 74% | 88% | 87% | 81% | 84% | 85% | 83% | 88% | 85% |

– The Company has reclassified certain amounts to different categories to be more reflective of the method in which the education is consumed by the student. Certain amounts related to advanced product workshops were reclassified from home study products to workshops and initial subscriptions were reclassified into their own category from workshops. Prior year amounts have been reclassified to conform to the current period's presentation.

INVESTools Investor Education Select Financial Data 23 ($ in millions)2004Q1-05Q2-05Q3-05Q4-052005Q1-06Q2-06YTD 2006Cash flow and balance sheet items:GAAP cash flow provided from operating activities17.5$ 3.6$ 1.0$ 8.5$ 11.8$ 24.9$ 16.5$ 15.4$ 31.9$ Cash, restricted cash and marketable securities26.8$ 20.4$ 19.5$ 25.5$ 33.4$ 33.4$ 48.0$ 59.0$ 59.0$ Deferred revenue balance40.4$ 51.6$ 63.1$ 64.6$ 77.5$ 77.5$ 97.2$ 132.0$ 132.0$ 2004Q1-05Q2-05Q3-05Q4-052005Q1-06Q2-06YTD 2006Capital expenditure detail:Leasehold improvements0.1$ 0.9$ 0.8$ 0.1$ -$ 1.8$ -$ 0.1$ 0.1$ Online initiatives0.10.81.21.22.75.91.50.62.1Other1.20.30.10.40.41.20.82.43.2Total1.4$ 2.0$ 2.1$ 1.7$ 3.1$ 9.0$ 2.3$ 3.1$ 5.4$ Equipment financed under capital leases-$ -$ 0.7$ -$ -$ 0.7$ 0.1$ 0.1$ 0.2$ Impairment of internally developed software-$ -$ -$ -$ -$ -$ -$ (1.4)$ (1.4)$

INVESTools is a leading provider of investor education globally Blended learning via online and offline delivery platforms Scalable, recurring revenue business model Accelerating growth in free cash flow Investor education is a portal to other high-value financial services INVESTools Investor Education Investment Considerations 24